Stock Agreement

The undersigned is a shareholder of QualSec. (the "Company") and wishes to facilitate further financing of the Company (the "Offering") of Common Stock of the Company ("Common Stock").

     In consideration of the foregoing, the undersigned agrees that he will not, for a period 365 days after the effective date of this Agreement, offer to sell, contract to sell or otherwise sell shares of Common Stock of the Company, any options or warrants to purchase any shares of Common Stock of the Company, or any other securities convertible into or exchangeable for shares of Common

Stock of the Company, now owned or hereafter acquired by the undersigned or with respect to which the undersigned has the power of disposition.

     Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement,

satisfactory to QualSec pursuant to which each transferee

shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.  For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.  The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.

DATED:

BY:

Arden A. Kelton